EXHIBIT 10.4

                 FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
                         POOLING AND SERVICING AGREEMENT


         THIS FOURTH AMENDMENT dated as of August 5, 2004 to the SECOND AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT (as defined below), (this "Amendment"), is among Charming Shoppes Receivables Corp., as Seller ("Seller"), Spirit of America, Inc., as Servicer ("Servicer"), and Wachovia Bank, National Association (f/k/a First Union National Bank), as Trustee ("Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Existing Agreement (defined below).

                               W I T N E S S E T H

         WHEREAS, Seller, Servicer and Trustee are parties to that certain Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 (as amended on July 22, 1999 and May 8, 2001, the "Existing Agreement"); and

         WHEREAS, Seller, Servicer and Trustee desire to amend the Existing Agreement in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendments. (a) Section 1.1 of the Existing Agreement is hereby amended as follows:


                           (i) by deleting the definition of "Due Period" in its
                  entirety and substituting the following therefor:

                                    ""Due Period" shall mean, with respect to any Distribution Date, the immediately preceding calendar month, unless otherwise defined with respect to any Certificate Series in the related Supplement; provided, however, that the initial Due Period with respect to any Certificate Series will commence on the Closing Date with respect to such Certificate Series and shall end on the last day of the calendar month preceding the first Distribution Date with respect to such Certificate Series."; and

                           (ii) by deleting the definition of "Required Addition
                  Event" and substituting the following therefor:

                                    ""Required Addition Event" means, as of any Business Day, the Seller Interest is less than the Aggregate Minimum Seller Interest."

         (b) Section 2.6(a) of the Existing Agreement is amended by deleting the first sentence thereof and substituting the following sentence therefor:

         "If, a Required Addition Event occurs, the Seller shall on or prior to the close of business on the 10th Business Day following the occurrence of such Required Addition Event (the "Required Designation Date"), unless the Seller Interest exceeds the Aggregate Minimum Seller Interest as of the close of business on any day after the occurrence of such Required Addition Event and prior to the Required Designation Date, designate additional Eligible Accounts to be included as Accounts as of the Required Designation Date ("Additional Accounts") or any earlier date in a sufficient amount such that after giving effect to such addition, the Seller Interest as of the close of business on the Addition Date is at least equal to the Aggregate Minimum Seller Interest on such date.".

         (c) Section 4.3(c) of the Existing Agreement is amended by adding the following proviso immediately following the existing proviso to the first sentence of such section:

         "; and provided, further, that, if the Seller Interest (determined after giving effect to any transfer of Principal Receivables to the Trust on such day) is less than the Aggregate Minimum Seller Interest, the Servicer shall not allocate to the Holder of the Exchangeable Seller Certificate any such amounts that would otherwise be allocated to the Holder of the Exchangeable Seller Certificate, but shall instead deposit such funds to the Excess Funding Account".

         (d) Section 4.3(d) of the Existing Agreement is amended by deleting the second and third sentences of such section and substituting the following therefor:

         "If any such reduction causes the Seller Interest to be less than the Aggregate Minimum Seller Interest, the Seller shall be required to make a deposit in the Excess Funding Account in immediately available funds in an amount equal to such reduction on or prior to the tenth Business Day following the last Business Day of the Due Period in which such reduction occurred; provided that no such deposit shall be required to be made to the extent that such deficiency has been eliminated (through the conveyance of Receivables in Additional Accounts pursuant to
         Section 2.6(a), the deposit of Collections to the Excess Funding Account pursuant to Section 4.3(c) or 4.3(f) or otherwise), so that the Seller Interest is at least equal to the Aggregate Minimum Seller Interest on the date such deposit would otherwise be required to be made. If the Seller shall fail to make a deposit required pursuant to the preceding sentence, the portion of the Dilution Amount equal to the amount of the deposit not made (with respect to each Due Period, the "Series Dilution Amount") will be allocated to each Series based upon the Series Percentage for such Series."

         SECTION 2. Effectiveness. The amendment set forth in Section 1 shall become effective on the date when the Servicer receives counterparts of this Amendment executed by each of the parties hereto and each other condition precedent specified in Section 13.1 of the Existing Agreement to the effectiveness of any amendment to the Existing Agreement shall have been satisfied.

         SECTION 3. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 4. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

         SECTION 5. Ratification of the Existing Agreement. From and after the date hereof, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and references to the Existing Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith, shall, in each case, mean and be a reference to the Existing Agreement as amended hereby. Except as otherwise amended by this Amendment, the Existing Agreement shall continue in full force and effect and is hereby ratified and confirmed.

         SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                                   [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date and year first written.

                             CHARMING SHOPPES RECEIVABLES CORP.,
                             Seller


                             By:
                                -----------------------------------
                             Name:
                             Title:


                             SPIRIT OF AMERICA, INC.
                             Servicer


                             By:
                                -----------------------------------
                             Name:
                             Title:


                             WACHOVIA BANK, NATIONAL
                             ASSOCIATION, not in its individual
                             capacity but solely as the Trustee
                             for CHARMING SHOPPES MASTER TRUST


                             By:
                                ----------------------------------
                             Name:
                             Title: